REPLIMUNE GROUP, INC.
2018 OMNIBUS INCENTIVE COMPENSATION PLAN
    Effective as of the Effective Date (as defined below), the Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan (the “Plan”) is hereby established.
    The purpose of the Plan is to provide employees of Replimune Group, Inc. (the “Company”) and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.
    The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
    The Plan is a successor to the Replimune Group, Inc. 2017 Equity Compensation Plan (the “Prior Plan”). No additional grants shall be made under the Prior Plan after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms, consistent with the Prior Plan.
Section 1.Definitions
The following terms shall have the meanings set forth below for purposes of the Plan:
(a)“Board” shall mean the Board of Directors of the Company.
(b)“Cause” shall have the meaning ascribed to such term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or in a severance plan or policy sponsored by the Employer and applicable to the Participant, to the extent applicable, or if no such agreement, plan or policy applies to the Participant or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, “Cause” shall mean a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.
(c)“CEO” shall mean the Chief Executive Officer of the Company.
(d)A “Change of Control” shall be deemed to have occurred if:
(i)Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately

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prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.
(ii)The consummation of (A) a merger or consolidation of the Company with another corporation where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation or (B) a sale or other disposition of all or substantially all of the assets of the Company.
(iii)A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
(iv)The consummation of a plan of complete dissolution or liquidation of the Company.
Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to section 409A of the Code and the Grant provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.
(e)“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(f)“Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall also consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.
(g)“Company” shall mean Replimune Group, Inc. and shall include its successors.
(h)“Company Stock” shall mean common stock of the Company.
(i)“Disability” or “Disabled” shall mean, unless otherwise set forth in the Grant Instrument, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant, or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant’s position (with or without reasonable accommodation) for a period of six consecutive months.
(j)“Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(k)“Effective Date” shall mean the date on which the registration statement for the initial public offering of the Company Stock is declared effective by the Securities and Exchange Commission and the Company Stock is priced for the initial public offering of such Company Stock, subject to approval of the Plan by the stockholders of the Company.
(l)“Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(m)“Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.
(n)“Employer” shall mean the Company and its subsidiaries.
(o)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(p)“Exercise Price” shall mean the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.
(q)“Fair Market Value” shall mean:
(i)If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(iii)If a Grant is made effective on the date that the registration statement for the initial public offering of the Company Stock is declared effective by the Securities and Exchange Commission and the Company Stock is priced for the initial public offering of such Company Stock, then the Fair Market Value per share shall be equal to the per share price of Company Stock offered to the public in such initial public offering.
(r)“GAAP” shall mean United States Generally Accepted Accounting Principles.
(s)“Good Reason” shall have the meaning ascribed to such term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or in a severance plan or policy sponsored by the Employer and applicable to the Participant, to the extent applicable. For the avoidance of doubt, if no such agreement, plan or policy applies to the Participant or if such term is not defined therein, then Good Reason shall not apply to the Participant.
(t)“Grant” shall mean an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.
(u)“Grant Instrument” shall mean the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.
(v)“Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.
(w)“Key Advisor” shall mean a consultant or advisor of the Employer.
(x)“Non-Employee Director” shall mean a member of the Board who is not an Employee.
(y)“Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.
(z)“Option” shall mean an option to purchase shares of Company Stock, as described in Section 6.
(aa)“Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.
(ab)“Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.

(ac)“Performance Goals” shall mean performance goals that may be based on one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria consistent with the foregoing. Performance goals applicable to a Grant shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.
(ad)“Plan” shall mean this Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan, as in effect from time to time.
(ae)“Prior Plan” shall mean Replimune Group, Inc. 2017 Equity Compensation Plan.
(af)“Restriction Period” shall have the meaning given that term in Section 7(a).
(ag)“SAR” shall mean a stock appreciation right, as described in Section 9.
(ah)“Stock Award” shall mean an award of Company Stock, as described in Section 7.
(ai)“Stock Unit” shall mean an award of a phantom unit representing a share of Company Stock, as described in Section 8.
(aj)“Substitute Awards” shall have the meaning given that term in Section 4(b).

Section 2.Administration
(a)Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.
(b)Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Key Advisors who are not executive officers or directors under section 16 of the Exchange Act.
(c)Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Grant, subject to the provisions of Section 17 below, and (vi) deal with any other matters arising under the Plan.
(d)Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)Indemnification. No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
Section 3.Grants
Grants under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.
Section 4.Shares Subject to the Plan
(a)Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be equal to the sum of the following: (i) 3,486,118 shares, plus (ii) the number of shares of Company Stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date (not to exceed 131,850 shares of Company Stock). In addition, and subject to adjustment as provided in Sections 4(b) and 4(e) below, shares of Company Stock subject to outstanding grants under the Prior Plan as of the Effective Date that terminate, expire or are cancelled, forfeited, exchanged or surrendered on or after the Effective Date without having been exercised, vested or paid in shares of Company Stock under the Prior Plan prior to the Effective Date (up to 2,520,247 shares) shall be added to the share reserve under the Plan. In addition, as of the first trading day of each fiscal year during the term of the Plan (excluding any extensions), an additional positive number of shares of Company Stock shall be added to the number of shares of Company Stock authorized to be issued or transferred under the Plan, equal to 4% of the total number of shares of Company Stock outstanding on the last trading day in the immediately preceding fiscal year, or such lesser amount as determined by the Board. Subject to adjustment as described below in Sections 4(b) and 4(e), the aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed the lesser of the maximum aggregate number of shares of Company Stock available for issuance or transfer under the Plan and 16,000,000 shares of Company Stock.
(b)Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan or options granted under the Prior Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. Shares of Company Stock surrendered in payment of the Exercise Price of an Option (including an option granted under the Prior Plan that is exercised on or after the Effective Date) shall not be available for re-issuance under the Plan. Shares of Company Stock withheld or surrendered for payment of withholding taxes with respect to Grants (including options granted under the Prior Plan) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Grants are paid in cash, and not in shares of Company Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.

(c)Substitute Awards. Shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Company Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)Individual Limits. Subject to adjustment as described below in Section 4(e), the following Grant limitations shall apply:
(i)For Options, SARs, Stock Awards, Stock Units and Other Stock-Based Awards (whether payable in Company Stock, cash or a combination of the two), the maximum number of shares of Company Stock for which such Grants may be made to any Employee or Key Advisor in any calendar year shall not exceed 1,641,235 shares of Company Stock in the aggregate.
(ii)The maximum aggregate grant date value of shares of Company Stock subject to Grants granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $750,000 in total value, provided that the maximum aggregate grant date value of shares of Company Stock subject to Grants granted to any Non-Employee Director during the calendar year in which the Non-Employee Director is first appointed to the Board for services rendered as a Non-Employee Director for such calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during such calendar year, shall not exceed $1,000,000 in total value. For purposes of these limits, the value of such Grants shall be calculated based on the grant date fair value of such Grants for financial reporting purposes.
(e)Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under the Plan, the maximum number and kind of shares of Company Stock for which any individual may receive Grants in any year, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 12 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. Subject to Section 17(b), the adjustments of Grants under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 5.Eligibility for Participation
(a)Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.
Section 6.Options
The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:
(a)Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.
(b)Type of Option and Exercise Price.
(i)The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.
(ii)The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.
(c)Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock

Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. Subject to the limitations in Section 12, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(f)Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (in accordance with procedures prescribed by the Company) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 7.Stock Awards
The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:
(a)General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”
(b)Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. Subject to the limitations in Section 12, the Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals. Dividends with respect to Stock Awards that vest based on performance shall vest if and to the extent that the underlying Stock Award vests, as determined by the Committee.
(f)Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8.Stock Units
The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:
(a)Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)Terms of Stock Units. The Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. Subject to the limitations set forth in Section 12, the Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.
Section 9.Stock Appreciation Rights
The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:
(a)General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b)Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
(c)Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(e)Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).
(f)Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 10.Other Stock-Based Awards
The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.
Section 11.Dividend Equivalents
The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents with respect to Stock Units or Other Stock-Based Awards that vest based on performance shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid, as determined by the Committee. For the avoidance of doubt, no dividends or Dividend Equivalents will be granted in connection with Stock Options or SARs.
Section 12.Consequences of a Change of Control
(a)Assumption of Outstanding Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace Grants with grants that have comparable terms, outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse; provided that if the vesting of any such Grants is based, in whole or in part, on performance, the applicable Grant Instrument shall specify how the portion of the Grant that becomes vested pursuant to this Section 12(a) shall be calculated. After a Change of Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.
(b)Vesting Upon Certain Terminations of Employment. If Grants are assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and if a Participant’s employment or service is terminated by the Employer without Cause or by the Participant for Good Reason (if applicable) upon or within 12 months following a Change of Control, the Participant’s outstanding Grants shall become fully vested as of the date of such termination; provided that if the vesting of any such Grants is based, in whole or in part, on performance, the applicable Grant Instrument shall specify how the portion of the Grant that becomes vested pursuant to this Section 12(b) shall be calculated. Notwithstanding the foregoing in this Section 12(b), the Committee may provide for more beneficial vesting terms upon a termination of employment in connection with a Change of Control, as set forth in the applicable Grant Instrument or otherwise.
(c)Other Alternatives. In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (ii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iii) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR.
Section 13.Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.
Section 14.Withholding of Taxes
(a)Required Withholding. All Grants under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.
(b)Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 15.Transferability of Grants
(a)Nontransferability of Grants. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.
(b)Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16.Requirements for Issuance or Transfer of Shares
No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
Section 17.Amendment and Termination of the Plan
(a)Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 18(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan; provided that, the Participant’s consent is not required if any termination or amendment to the Participant’s outstanding Grant does not materially impair the rights or materially increase the obligations of the Participant.

Section 18.Miscellaneous
(a)Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock award granted by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.
(d)Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)Compliance with Law.
(i)The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a

Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.
(iii)Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.
(iv)Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.
(g)Establishment of Subplans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.
(h)Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Grant (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.
(i)Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

U.S. Form
REPLIMUNE GROUP, INC.
2018 OMNIBUS INCENTIVE COMPENSATION PLAN
NONQUALIFIED STOCK OPTION GRANT AGREEMENT

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Shares subject to the Option:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Option Price:	%%OPTION_PRICE,'$999,999,999.99'%-%

RECITALS
The Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of stock options to purchase shares of Replimune Group, Inc. (the “Company”) common stock (“Company Stock”). The Committee has decided to make this nonqualified stock option grant as an inducement for the Participant to promote the best interests of the Company and its stockholders. The Participant hereby acknowledges the receipt of a copy of the official prospectus for the Plan, which is available by accessing the Company’s intranet at [INSERT LINK]. Paper copies of the Plan and the official Plan prospectus are available by contacting the [INSERT TITLE] of the Company at [INSERT PHONE NUMBER] , or emailing [INSERT EMAIL ADDRESS]. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.
1.Grant of Option. Subject to the terms and conditions set forth in this Nonqualified Stock Option Grant Agreement (this “Agreement”) and in the Plan, the Company hereby grants to the Participant a nonqualified stock option (the “Option”) to purchase the number of shares of Company Stock (“Shares”) at the Exercise Price per Share, as set forth above. The Option shall become exercisable according to Section 2 below.
2.Exercisability of Option.
(a)The Option shall become vested and exercisable according to the vesting table in Exhibit A, detailing the vesting dates (each, an individual “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date.
(b)The vesting and exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option.
(c)If the Participant’s employment or service terminates on account of the Participant’s death or Disability before the last Vesting Date, any unvested and unexercisable portion of the Option shall become fully vested and exercisable upon such termination of employment or service.

(d)In the event of a Change of Control, the provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.
In addition, if the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) as a result of the Change of Control and the Option is assumed by, or replaced with an award with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and the Participant’s employment or service is terminated by the Employer without Cause or by the Participant for Good Reason (if applicable) upon or within 12 months following a Change of Control and before the Option is fully vested and exercisable in accordance with the vesting schedule set forth in Section 2(a) above, any unvested and unexercisable portion of the Option shall become fully vested and exercisable upon such termination of employment or service. In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the Option with a grant that has comparable terms, and the Participant is employed by, or providing services to, the Employer on the date of the Change of Control, any unvested and unexercisable portion of the Option shall become fully vested and exercisable upon the date of the Change of Control.
3.Term of Option.
(a)The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option, the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)The Option shall automatically terminate upon the happening of the first of the following events:
(i)The expiration of the 90-day period after the Participant ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability, death or Cause.
(ii)The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability.
(iii)The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer, if the Participant dies while employed by, or providing service to, the Employer or the Participant dies within 90 days after the Participant ceases to be so employed or to provide services to the Employer for any reason other than Disability, death or Cause.
(iv)The date on which the Participant ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Section 3, if the Participant engages in conduct that constitutes Cause after the Participant’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant, except as provided under Section 3(a) above. Any portion of the Option that is not exercisable at the time the Participant ceases to be employed by, or provide service to, the Employer shall immediately terminate.
4.Exercise Procedures.
(a)Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company or its delegate written notice of intent to exercise, specifying the number of Shares as to which the Option is to be exercised and such other information as the Company or its delegate may require.
The Participant shall pay the Exercise Price (i) in cash or check, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant, which shall be valued at their Fair Market Value on the date of exercise, or by attestation (in accordance with procedures prescribed by the Company) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) if permitted by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.
(b)The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.
(c)All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. The Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Option.
(d)Upon exercise of the Option (or portion thereof), the Option (or portion thereof) will terminate and cease to be outstanding.
5.Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
6.Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee may amend the terms of this Option to the extent permitted by the Plan. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
7.No Employment or Other Rights. The grant of the Option shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.
8.No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.
9.Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.
10.Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
11.Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the [INSERT TITLE] at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.
12.Company Policies. The Participant agrees that payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee and the Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, the Participant agrees that the Option shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board or imposed under applicable rule or regulation from time to time.

13.Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code.
    By electronic acceptance, the Participant hereby accepts the Option described in this Agreement, and agrees to be bound by the terms of the Plan and this Agreement. The Participant hereby agrees that all decisions and determinations of the Committee with respect to the Option shall be final and binding.

Exhibit A

Vesting Schedule

Shares Vesting	Vesting Date

U.K. Form
REPLIMUNE GROUP, INC.
2018 OMNIBUS INCENTIVE COMPENSATION PLAN
NONQUALIFIED STOCK OPTION GRANT AGREEMENT

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Shares subject to the Option:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Option Price:	%%OPTION_PRICE,'$999,999,999.99'%-%

RECITALS
The Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan and the Sub-Plan for U.K. Employees thereunder (together, the “Plan”) provides for the grant of stock options to purchase shares of Replimune Group, Inc. (the “Company”) common stock (“Company Stock”). The Committee has decided to make this nonqualified stock option grant as an inducement for the Participant to promote the best interests of the Company and its stockholders. The Participant hereby acknowledges the receipt of a copy of the official prospectus for the Plan, which is available by accessing the Company’s intranet at [INSERT LINK]. Paper copies of the Plan and the official Plan prospectus are available by contacting the [INSERT TITLE] of the Company at [INSERT PHONE NUMBER], or emailing [INSERT EMAIL ADDRESS]. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.
14.Grant of Option. Subject to the terms and conditions set forth in this Nonqualified Stock Option Grant Agreement (this “Agreement”) and in the Plan, the Company hereby grants to the Participant a stock option, which is a nonqualified stock option for U.S. federal tax purposes (the “Option”) to purchase the number of shares of Company Stock (“Shares”) at the Exercise Price per Share, as set forth above. The Option shall become exercisable according to Section 2 below.
15.Exercisability of Option.
(a)The Option shall become vested and exercisable according to the vesting table in Exhibit A, detailing the vesting dates (each, an individual “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date.
(b)The vesting and exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option.
(c)If the Participant’s employment or service terminates on account of the Participant’s death or Disability before the last Vesting Date, any unvested and unexercisable portion of the Option shall become fully vested and exercisable upon such termination of employment or service.

(d)In the event of a Change of Control, the provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.
In addition, if the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) as a result of the Change of Control and the Option is assumed by, or replaced with an award with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and the Participant’s employment or service is terminated by the Employer without Cause or by the Participant for Good Reason (if applicable) upon or within 12 months following a Change of Control and before the Option is fully vested and exercisable in accordance with the vesting schedule set forth in Section 2(a) above, any unvested and unexercisable portion of the Option shall become fully vested and exercisable upon such termination of employment or service. In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the Option with a grant that has comparable terms, and the Participant is employed by, or providing services to, the Employer on the date of the Change of Control, any unvested and unexercisable portion of the Option shall become fully vested and exercisable upon the date of the Change of Control.
(e)For purposes of this Agreement, the Participant’s employment or service will be deemed to terminate on the date that the Participant ceases to be actively employed by, or providing services to, the Employer and shall not be extended by any notice period mandated or implied under local law (i) during or for which the Participant receives pay in lieu of notice or severance pay or is on garden or similar leave or (ii) during which the Participant remains employed or providing services, but is not actively working. The Company shall have the sole discretion to determine when the Participant is no longer in active employment or service for purposes of this Agreement, without reference to any other agreement, written or oral, including the Participant’s contract of employment or service.
(f)The exercisability of the Option pursuant to this Section 2 shall be subject in all respects to the exercise procedures and requirements set forth in Section 4 below.
16.Term of Option.
(a)The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option, the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise or otherwise prohibited under applicable law.
(b)The Option shall automatically terminate upon the happening of the first of the following events:
(i)The expiration of the 90-day period after the Participant ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability, death or Cause.

(ii)The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability.
(iii)The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer, if the Participant dies while employed by, or providing service to, the Employer or the Participant dies within 90 days after the Participant ceases to be so employed or to provide services to the Employer for any reason other than Disability, death or Cause.
(iv)The date on which the Participant ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Section 3, if the Participant engages in conduct that constitutes Cause after the Participant’s employment or service terminates, the Option shall immediately terminate.
Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant, except as provided under Section 3(a) above. Any portion of the Option that is not exercisable at the time the Participant ceases to be employed by, or provide service to, the Employer shall immediately terminate.
17.Exercise Procedures.
(a)Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company or its delegate written notice of intent to exercise, specifying the number of Shares as to which the Option is to be exercised and such other information as the Company or its delegate may require.
The Participant shall pay the Exercise Price (i) in cash or check, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant, which shall be valued at their Fair Market Value on the date of exercise, or by attestation (in accordance with procedures prescribed by the Company) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) if permitted by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.
(b)The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.
(c)All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld, collected or accounted for with respect to any income tax (including U.S. federal, state, and local tax and/or foreign income tax), employment tax (including FICA), payroll tax, social security tax, social insurance, national insurance and other contributions, payment on account obligations, national and local tax or other amounts required to be withheld, collected or accounted for by the Employer in connection with any taxable event with respect to the Option (the “Withholding

Taxes”), if applicable. The Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of Withholding Taxes.
(d)Regardless of any action the Employer takes with respect to any such Withholding Taxes, the Participant acknowledges that the ultimate liability for all such Withholding Taxes legally due by the Participant is and remains the Participant’s responsibility and may exceed the amount withheld by the Employer. The Participant further acknowledges that the Employer (i) makes no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of the Option, including the grant, vesting or exercise of the Option and the subsequent sale of any Shares acquired upon exercise; and (ii) does not commit to, and is under no obligation to, structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Withholding Taxes. Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, then the Participant acknowledges that the Employer may be required to collect, withhold or account for Withholding Taxes in more than one jurisdiction.
(e)Employer NICs. As a condition to participation in the Plan and the exercise of the Option, the Participant hereby agrees to accept all liability for and pay all secondary Class 1 National Insurance Contributions which would otherwise be payable by the Company (or any successor or any subsidiary employing or retaining or previously employing or retaining the Participant) with respect to the exercise of the Option or any other event giving rise to taxation in respect of the Option (the “Employer NICs”). The Participant agrees that to the extent requested by the Company, the Participant will execute, within the time period specified by the Company, a joint election, and any other consent or elections required to effect the transfer of the Employer NICs. The Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company and/or the Participant’s employer. The Participant further agrees that the Company and/or the Participant’s employer may collect the Employer NICs by any of the means set forth in this Agreement.
(f)Upon exercise of the Option (or portion thereof), the Option (or portion thereof) will terminate and cease to be outstanding.
18.Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
19.Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee may amend the terms of this Option to the extent permitted by the Plan. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

20.No Employment or Other Rights. The grant of the Option shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. Subject to the terms of any employment agreement between the Participant and the Employer and applicable law, the right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.
21.No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.
22.Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.
23.Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
24.Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the [INSERT TITLE] at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.
25.Company Policies. The Participant agrees that payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee and the Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, the Participant agrees that the Option shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board or imposed under applicable rule or regulation from time to time.
26.Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code.

27.No Entitlement or Claims for Compensation. In connection with the acceptance of the grant of the Option under this Agreement, the Participant acknowledges the following:
(a)the Plan is established voluntarily by the Company, the grant of the Option under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time;
(b)the grant of the Option under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of them, even if equity awards have been granted repeatedly in the past;
(c)all decisions with respect to future grants of awards, if any, will be at the sole discretion of the Committee;
(d)the Participant is voluntarily participating in the Plan;
(e)the Option and any Shares acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Employer and which are outside the scope of the Participant’s employment contract, if any;
(f)the Option and any Shares acquired under the Plan are not to be considered part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)the Option and the Shares subject to the Option are not intended to replace any pension rights or compensation;
(h)the grant of the Option and the Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Employer;
(i)the future value of the underlying Shares is unknown and cannot be predicted with certainty. If the Participant exercises the Option and acquires Shares, the value of the acquired Shares may increase or decrease including below the Exercise Price;
(j)the Participant understands that the Company is not responsible for any foreign exchange fluctuation between the United States Dollar and the Participant’s local currency that may affect the value of the Option or the Shares;
(k)the Participant shall have no rights, claim or entitlement to compensation or damages as a result of the Participant’s cessation of employment or service for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from the Participant’s ceasing to have rights under or be entitled to exercise the Option as a result of such cessation or loss or diminution in value of the Option or any of the Shares purchased through exercise of the Option as a result of such cessation, and the Participant irrevocably releases his or her Employer from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim;

(l)the Participant has no right to compensation or damages on account of any loss in respect of this Option where the loss arises or is claimed to arise in whole or part from: (i) the termination of Participant’s office or employment; or (ii) notice to terminate Participant’s office or employment. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed. For the purpose of the Plan, the implied duty of trust and confidence is expressly excluded.
28.Data Privacy.
(a)The Participant hereby acknowledges and understands the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its affiliates for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.
(b)The Participant understands that the Company and its affiliates (including his or her employer), as applicable, hold certain personal information about him or her regarding the Participant’s employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, his or her name, home address, telephone number and e-mail address, date of birth, social insurance number or other identification number, salary, nationality, job title, any equity or directorships held in the Company and its affiliates, details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”).
(c)The Participant understands that the Data may be transferred to the Company, its affiliates and any third parties assisting in the implementation, administration, and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have a lower standard of data privacy laws and protections than the Participant’s country of residence. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant understands that the recipients receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, object to or request restriction of the processing of his or her Data or refuse or withdraw any consents provided to the Company herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that objecting to or requesting the restriction of the processing of his or her Data may affect his or her ability to participate in the Plan. For more information on the processing of his or her Data and other personal data, the Participant is referred to the Privacy Notice provided to him or her by his or her employer.

By electronic acceptance, the Participant hereby accepts the Option described in this Agreement, and agrees to be bound by the terms of the Plan and this Agreement. The Participant hereby agrees that all decisions and determinations of the Committee with respect to the Option shall be final and binding.

Exhibit A
Vesting Schedule

Shares Vesting	Vesting Date

U.S. Form
REPLIMUNE GROUP, INC.
2018 OMNIBUS INCENTIVE COMPENSATION PLAN
RESTRICTED STOCK UNIT GRANT AGREEMENT

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Restricted Units Granted:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%

RECITALS
The Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan (the “Plan”) provides for the grant of restricted stock units. The Committee has decided to make this grant of restricted stock units as an inducement for the Participant to promote the best interests of the Replimune Group, Inc. (the “Company”) and its stockholders. The Participant hereby acknowledges the receipt of a copy of the official prospectus for the Plan, which is available by accessing the Company’s intranet at [INSERT LINK]. Paper copies of the Plan and the official Plan prospectus are available by contacting the [INSERT TITLE] of the Company at [INSERT PHONE NUMBER], or emailing [INSERT EMAIL ADDRESS]. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.
29.Grant of Stock Units. Subject to the terms and conditions set forth in this Restricted Stock Unit Grant Agreement (this “Agreement”) and in the Plan, the Company hereby grants the Participant the number of restricted stock units set forth above, subject to the restrictions set forth below and in the Plan (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Company Stock”) on the applicable payment date set forth in Section 5 below.
30.Stock Unit Account. Stock Units represent hypothetical shares of Company Stock, and not actual shares of stock. The Company shall establish and maintain a Stock Unit account, as a bookkeeping account on its records, for the Participant and shall record in such account the number of Stock Units granted to the Participant. No shares of Company Stock shall be issued to the Participant at the time the grant is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units recorded in the Stock Unit account. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award or the Stock Unit account established for the Participant.
31.Vesting.
(a)The Stock Units are anticipated to become vested over a period of four (4) years, with 25% of the Stock Units vesting on the Designated Vesting Date (as defined in the following table), and 25% of the Stock Units subject to this Agreement vesting on the yearly anniversaries of the Designated Vesting Date thereafter for the next three (3) consecutive years (each, a

“Vesting Date”); provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date:

Date of Grant	Designated Vesting Date*
January 1 – March 31	February 15th of the next calendar year
April 1 – June 30	May 15th of the next calendar year
July 1 – September 30	August 15th of the next calendar year
October 1 – December 30	November 15th of the next calendar year
    * If a Designated Vesting Date falls on a weekend, federal holiday or any other day the Nasdaq Global Market is closed for trading, such Designated Vesting Date will become the next active trading day of the Company’s common stock.

(b) The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.
(c)If the Participant’s employment or service terminates on account of the Participant’s death or Disability before the last Vesting Date, any unvested Stock Units shall become fully vested upon such termination of employment or service.
(d)If the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) as a result of a Change of Control and the Stock Units are assumed by, or replaced with an award with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and the Participant’s employment or service is terminated by the Employer without Cause or by the Participant for Good Reason (if applicable) upon or within 12 months following a Change of Control and before the Stock Units are fully vested in accordance with the vesting schedule set forth in Section 3(a) above, any unvested Stock Units shall become fully vested upon such termination of employment or service. In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the Stock Units with an award with comparable terms, and the Participant is employed by, or providing services to, the Employer on the date of the Change of Control, any unvested Stock Units shall become fully vested upon the date of the Change of Control.
32.Termination of Stock Units. If the Participant ceases to be employed by, or provide service to, the Employer for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of employment or service. No payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.
33.Payment of Stock Units.
(a)If and when the Stock Units vest, the Company shall issue to the Participant one share of Company Stock for each vested Stock Unit, subject to applicable Withholding Taxes (as defined below). Payment shall be made within 30 days after the applicable Vesting Date.
(b)All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required by law to be withheld for any federal (including FICA), state, local and other taxes with respect to the payment of the Stock Units (“Withholding Taxes”). The Participant irrevocably (i) has elected, as of the Date of Grant to sell shares of Company Stock in an amount having an aggregate Fair Market Value equal to the Withholding Taxes, and to allow the Company’s designated broker (the “Broker”) to remit the cash proceeds of such sale to the Employer (a “Sell to Cover”) and (ii) directs the Employer to make a cash payment to satisfy the Withholding Taxes from the cash proceeds of such sale directly to the appropriate taxing authorities. To the extent the Sell to Cover does not cover all Withholding Taxes due, the Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any Withholding Taxes that the Employer is required to withhold with respect to the Stock Units.
(c)The obligation of the Company to deliver Company Stock following vesting of the Stock Units shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.
34.No Stockholder Rights. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Company Stock, including voting, dividend rights or dividend equivalent rights, until certificates for shares have been issued upon payment of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.
35.Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to Withholding Taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
36.No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.
37.Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Stock Units or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Stock Units by notice to the Participant, and the Stock Units and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the

Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.
38.Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Massachusetts, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Boston, Massachusetts, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.
39.Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the [INSERT TITLE] at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.
40.Company Policies. The Participant agrees that payment to the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee and the Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer, to the extent permitted by applicable law. In addition, the Participant agrees that the Stock Units shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board or imposed under applicable rule or regulation from time to time.
41.Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code under the “short-term deferral” exception and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code.
By electronic acceptance, the Participant hereby accepts the award of Stock Units described in this Agreement, and agrees to be bound by the terms of the Plan and this Agreement. The Participant hereby agrees that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

U.K. Form
REPLIMUNE GROUP, INC.
2018 OMNIBUS INCENTIVE COMPENSATION PLAN
RESTRICTED STOCK UNIT GRANT AGREEMENT

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Restricted Units Granted:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%

RECITALS
The Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan and the Sub-Plan for U.K. Employees thereunder (together, the “Plan”) provides for the grant of restricted stock units. The Committee has decided to make this grant of restricted stock units as an inducement for the Participant to promote the best interests of the Replimune Group, Inc. (the “Company”) and its stockholders. The Participant hereby acknowledges the receipt of a copy of the official prospectus for the Plan, which is available by accessing the Company’s intranet at [INSERT LINK]. Paper copies of the Plan and the official Plan prospectus are available by contacting the [INSERT TITLE] of the Company at [INSERT PHONE NUMBER], or emailing [INSERT EMAIL ADDRESS]. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.
42.Grant of Stock Units. Subject to the terms and conditions set forth in this Restricted Stock Unit Grant Agreement (this “Agreement”) and in the Plan, the Company hereby grants the Participant the number of restricted stock units set forth above, subject to the restrictions set forth below and in the Plan (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Company Stock”) on the applicable payment date set forth in Section 5 below.
43.Stock Unit Account. Stock Units represent hypothetical shares of Company Stock, and not actual shares of stock. The Company shall establish and maintain a Stock Unit account, as a bookkeeping account on its records, for the Participant and shall record in such account the number of Stock Units granted to the Participant. No shares of Company Stock shall be issued to the Participant at the time the grant is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units recorded in the Stock Unit account. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award or the Stock Unit account established for the Participant.
44.Vesting.
(a)The Stock Units are anticipated to become vested over a period of four (4) years, with 25% of the Stock Units vesting on the Designated Vesting Date (as defined in the following table), and 25% of the Stock Units subject to this Agreement vesting on the yearly anniversaries of the Designated Vesting Date thereafter for the next three (3) consecutive years (each, a

“Vesting Date”); provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable Vesting Date:

Date of Grant	Designated Vesting Date*
January 1 – March 31	February 15th of the next calendar year
April 1 – June 30	May 15th of the next calendar year
July 1 – September 30	August 15th of the next calendar year
October 1 – December 30	November 15th of the next calendar year
* If a Designated Vesting Date falls on a weekend, federal holiday or any other day the Nasdaq Global Market is closed for trading, such Designated Vesting Date will become the next active trading day of the Company’s common stock.

(b) The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.
(c)If the Participant’s employment or service terminates on account of the Participant’s death or Disability before the last Vesting Date, any unvested Stock Units shall become fully vested upon such termination of employment or service.
(d)If the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) as a result of a Change of Control and the Stock Units are assumed by, or replaced with an award with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and the Participant’s employment or service is terminated by the Employer without Cause or by the Participant for Good Reason (if applicable) upon or within 12 months following a Change of Control and before the Stock Units are fully vested in accordance with the vesting schedule set forth in Section 3(a) above, any unvested Stock Units shall become fully vested upon such termination of employment or service. In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the Stock Units with an award with comparable terms, and the Participant is employed by, or providing services to, the Employer on the date of the Change of Control, any unvested Stock Units shall become fully vested upon the date of the Change of Control.
(e)For purposes of this Agreement, the Participant’s employment or service will be deemed to terminate on the date that the Participant ceases to be actively employed by, or providing services to, the Employer and shall not be extended by any notice period mandated or implied under local law (i) during or for which the Participant receives pay in lieu of notice or severance pay or is on garden or similar leave or (ii) during which the Participant remains employed or providing services, but is not actively working. The Company shall have the sole discretion to determine when the Participant is no longer in active employment or service for purposes of this Agreement, without reference to any other agreement, written or oral, including the Participant’s contract of employment or service.
45.Termination of Stock Units. If the Participant ceases to be employed by, or provide service to, the Employer for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of employment or service. No payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

46.Payment of Stock Units.
(a)If and when the Stock Units vest, the Company shall issue to the Participant one share of Company Stock for each vested Stock Unit, subject to applicable Withholding Taxes (as defined below). Payment shall be made within 30 days after the applicable Vesting Date.
(b)All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required by law to be withheld, collected or accounted for with respect to any income tax (including U.S. federal, state, and local tax and/or foreign income tax), employment tax (including FICA), payroll tax, social security tax, social insurance, national insurance and other contributions, payment on account obligations, national and local tax or other amounts required to be withheld, collected or accounted for by the Employer in connection with any taxable event with respect to the payment of the Stock Units (“Withholding Taxes”). The Participant irrevocably (i) has elected, as of the Date of Grant, to sell shares of Company Stock in an amount having an aggregate Fair Market Value equal to the Withholding Taxes, and to allow the Company’s designated broker (the “Broker”) to remit the cash proceeds of such sale to the Employer (a “Sell to Cover”) and (ii) directs the Employer to make a cash payment to satisfy the Withholding Taxes from the cash proceeds of such sale directly to the appropriate taxing authorities. To the extent the Sell to Cover does not cover all Withholding Taxes due, the Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any Withholding Taxes that the Employer is required to withhold with respect to the Stock Units.
(c)Regardless of any action the Employer takes with respect to any such Withholding Taxes, the Participant acknowledges that the ultimate liability for all such Withholding Taxes legally due by the Participant is and remains the Participant’s responsibility and may exceed the amount withheld by the Employer. The Participant further acknowledges that the Employer (i) makes no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of the Stock Units, including the grant, vesting or payment of the Stock Units and the subsequent sale of any shares of Company Stock acquired upon payment of the Stock Units and (ii) does not commit to, and is under no obligation to, structure the terms of the grant or any aspect of the Stock Units to reduce or eliminate the Participant’s liability for Withholding Taxes. Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, then the Participant acknowledges that the Employer may be required to collect, withhold or account for Withholding Taxes in more than one jurisdiction.
(d)As a condition to participation in the Plan and the grant of the Stock Units, the Participant hereby agrees to accept all liability for and pay all secondary Class 1 National Insurance Contributions which would otherwise be payable by the Company (or any successor or any subsidiary employing or retaining or previously employing or retaining the Participant) with respect to the payment of the Stock Units or any other event giving rise to taxation in respect of the Stock Units (the “Employer NICs”). The Participant agrees that to the extent requested by the Company, the Participant will execute, within the time period specified by the Company, a joint election, and any other consent or elections required to effect the transfer of the Employer NICs. The Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company and/or the Participant’s employer. The Participant further agrees that the Company and/or the Participant’s employer may collect the Employer NICs by any of the means set forth in this Agreement.

(e)The Participant indemnifies the Company and the Employer for any Withholding Taxes that may be payable with respect to the full number of shares of Company Stock vested and issued (including those shares of Company Stock that are deemed issued).
(f)The obligation of the Company to deliver Company Stock following vesting of the Stock Units shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.
47.No Stockholder Rights. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Company Stock, including voting, dividend rights or dividend equivalent rights, until certificates for shares have been issued upon payment of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.
48.Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to Withholding Taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
49.No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. Subject to the terms of any employment agreement between the Participant and the Employer and applicable law, the right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.
50.Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Stock Units or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Stock Units by notice to the Participant, and the Stock Units and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Participant’s consent.
51.Applicable Law; Jurisdiction. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of this Agreement shall be brought only in the United States District Court for the District of Massachusetts, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Boston, Massachusetts, and the jurisdiction of such court in any such proceeding shall be exclusive. Notwithstanding the foregoing sentence, on and after the date a Participant receives shares of Company Stock hereunder, the Participant will be subject to the jurisdiction provision set forth in the Company’s bylaws.
52.Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the [INSERT TITLE] at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier.
53.Company Policies. The Participant agrees that payment to the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee and the Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer, to the extent permitted by applicable law. In addition, the Participant agrees that the Stock Units shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board or imposed under applicable rule or regulation from time to time.
54.Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code under the “short-term deferral” exception and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code.
55.No Entitlement or Claims for Compensation. In connection with the acceptance of the grant of the Stock Units under this Agreement, the Participant acknowledges the following:
(a)the Plan is established voluntarily by the Company, the grant of the Stock Units under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time;
(b)the grant of the Stock Units under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of them, even if equity awards have been granted repeatedly in the past;
(c)all decisions with respect to future grants of awards, if any, will be at the sole discretion of the Committee;
(d)the Participant is voluntarily participating in the Plan;
(e)the Stock Units and any shares of Company Stock acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Employer or any affiliate and which are outside the scope of the Participant’s employment contract, if any;

(f)the Stock Units and any shares of Company Stock acquired under the Plan are not to be considered part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)the Stock Units and the shares of Company Stock underlying the Stock Units are not intended to replace any pension rights or compensation;
(h)the grant of the Stock Units and the Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Employer;
(i)the future value of the shares of Company Stock underlying the Stock Units is unknown and cannot be predicted with certainty. If the Stock Units are paid pursuant to this Agreement, the value of the acquired shares of Company Stock may increase or decrease;
(j)the Participant understands that the Company is not responsible for any foreign exchange fluctuation between the United States Dollar and the Participant’s local currency that may affect the value of the Stock Units or the underlying shares of Company Stock;
(k)the Participant shall have no rights, claim or entitlement to compensation or damages as a result of the Participant’s cessation of employment or service for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from the Participant’s ceasing to have rights under or be entitled to the Stock Units as a result of such cessation or loss or diminution in value of the Stock Units or any of the shares received upon payment of the Stock Units as a result of such cessation, and the Participant irrevocably releases his or her Employer from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim; and
(l)the Participant has no right to compensation or damages on account of any loss in respect of the Stock Units where the loss arises or is claimed to arise in whole or part from: (i) the termination of Participant’s office or employment; or (ii) notice to terminate Participant’s office or employment. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed. For the purpose of the Plan, the implied duty of trust and confidence is expressly excluded.
56.Data Privacy.
(a)The Participant hereby acknowledges and understands the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its affiliates for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.
(b)The Participant understands that the Company and its affiliates (including his or her employer), as applicable, hold certain personal information about him or her regarding the Participant’s employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, his or her name, home address, telephone number and e-mail address, date of birth, social insurance number or other identification number, salary, nationality, job title, any equity or directorships held in the Company and its affiliates, details of all stock units or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”).
(c)The Participant understands that the Data may be transferred to the Company, its affiliates and any third parties assisting in the implementation, administration, and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have a lower standard of data privacy laws and protections than the Participant’s country of residence. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant understands that the recipients receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, object to or request restriction of the processing of his or her Data or refuse or withdraw any consents provided to the Company herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that objecting to or requesting restriction of the processing of his or her Data may affect his or her ability to participate in the Plan. For more information on the processing of his or her Data and other personal data, the Participant is referred to the Privacy Notice provided to him or her by his or her employer.
By electronic acceptance, the Participant hereby accepts the award of Stock Units described in this Agreement, and agrees to be bound by the terms of the Plan and this Agreement. The Participant hereby agrees that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

REPLIMUNE GROUP, INC.

2018 OMNIBUS INCENTIVE COMPENSATION PLAN (THE “PLAN”)

SUB-PLAN FOR U.K. EMPLOYEES (THE “SUB-PLAN”)

This Sub-Plan is a sub-plan of the Plan, and has been created and approved in accordance with the provisions of Section 18(g) of the Plan.  Terms defined in the Plan shall have the same meanings in this Sub-Plan unless otherwise defined in this Sub-Plan.

SECTION 1                            Definitions.  As used in this Sub-Plan and/or any Grant Instrument under this Sub-Plan, the following terms shall have the meanings set forth below.

(a)“Employer’s NICs” means the amount of secondary Class 1 national insurance contributions payable in respect of any Grant;

(b)    “FPO” means the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 of the United Kingdom;

(c)    “FSMA” means the Financial Services and Markets Act 2000 of the United Kingdom (as amended).

(d)    “Group” has the meaning given to that term under FSMA;

(e)    “U.K. Employee” means an employee of the Company or of any subsidiary (provided that such subsidiary is a member of the Company’s Group) who is resident in the United Kingdom.

SECTION 2                            Purpose.

(a)The purpose of this Sub-Plan is primarily to establish a sub-plan under the auspices of the Plan which will apply to Grants to be made to U.K. Employees.  As a result:

(i)All Grants to U.K. Employees shall be made under this Sub-Plan;

(ii)       No Grants shall be made under this Sub-Plan to any person other than a U.K. Employee, and this Sub-Plan shall not apply to any Grants made under the Plan to any such other person; and

(iii)      Section 5 of the Plan shall be deemed amended accordingly insofar as it applies to this Sub-Plan.

(b)    The provisions of the Sub-Plan vary from those applicable under the Plan so as to

(i)enable the Sub-Plan (and any Grants made or proposed to be made under the Sub-Plan, and communications concerning those Grants) to take advantage of certain exemptions available in the United Kingdom from certain prohibitions and restrictions which might otherwise apply to such grants and communications in the United Kingdom under the regulatory regime established under FSMA; and

(ii)take account of United Kingdom tax treatment of the Grants.

(b)No Grant shall be granted under this Sub-Plan unless such Grant relates to a type of investment set out or referred to in Article 60(1) of the FPO. Section 3 of the Plan shall be deemed amended accordingly insofar as it applies to this Sub-Plan.

SECTION 3                            Interaction With The Plan.

(a)This Sub-Plan should be read in conjunction with the Plan and is subject to the terms and conditions of the Plan except to the extent that the terms and conditions of the Plan differ from or conflict with the terms set out in this Sub-Plan, in which event, the terms set out in this Sub-Plan shall prevail.

(b)Subject to the other provisions of this Sub-Plan, the provisions of the Plan will apply to this Sub-Plan as if references therein to the Plan were references to this Sub-Plan.

SECTION 4                            Taxes

(a)Section 14 of the Plan shall not apply to this Sub-Plan.

(b)All Grants under this Sub-Plan shall be subject to applicable United Kingdom taxes and national insurance contributions.  As a condition to the issuance, vesting, exercise or settlement of any Grant, the Participant shall be required to pay to the Company or any relevant Employer, or make other arrangements satisfactory to the Company or the relevant Employer to provide for the payment of, any national, federal, state or local or other taxes, social security and employee’s United Kingdom national insurance contributions (“Employment Taxes”) that the Company or the relevant Employer is required to withhold, or in respect of which the Company or the relevant Employer is required to account to any tax authority including HM Revenue & Customs (“HMRC”), with respect to any income or gains arising or deemed to arise to the Participant in connection with any Grant (including for the avoidance of doubt in connection with the holding or disposal of any Company Stock received pursuant to any Grant).  The Committee, in its discretion, may permit the satisfaction of such Employment Taxes by having Company Stock withheld from delivery with respect to any Grant up to a value that does not exceed the relevant required amount of Employment Taxes. The Company or the relevant Employer is authorised to withhold from any Grant made, any payment relating to a Grant under this Sub-Plan, including from a distribution of Company Stock, or any payroll or other payment to a Participant, amount of required Employment Taxes due or potentially payable in connection with any transaction involving a Grant under this Sub-Plan to the maximum extent permitted by law and regulation.  To the extent any amount is withheld by the Company in accordance with such section, such amount shall either be remitted to the actual employer of the Participant on behalf of the Participant, or deemed to have been so remitted where the amount is paid to a relevant tax authority on behalf of such actual employer.

(c)The Participant may be required as a condition precedent to acquiring or exercising any Option or Company Stock to enter into a joint election under Section 431(1) of the United Kingdom Income Tax (Earnings and Pensions) Act 2003 for the full disapplication of Chapter 2 of Part 7 of that Act.

(d)In accepting any relevant Grant the Participant shall, if so required by the Company and to the extent lawful, agree with and undertake to the Company and any Employer which is a “secondary contributor” in respect of Class I national insurance contributions payable in respect of the Grant (or any Company Stock award in connection therewith) that the Company or relevant Employer may recover from the Participant the whole or part of any Employer’s NICs; and shall either (i) (if so required the Company) join with the Company or relevant Employer in making an election (in such terms and such form and subject to such approval by HMRC as provided in paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) for the whole or part of any liability of the Company or relevant Employer to Employer’s NICs to be transferred to the Participant, or (ii) enter into a joint agreement with the Company or relevant Employer at the time of the Grant to arrange for the reimbursement of the Company or relevant Employer for such Employer’s NICs.

SECTION 5                            General.

(a)The Sub-Plan, and any Grants granted hereunder, shall be governed, construed and administered in accordance with the laws of the State of Delaware, without reference to its conflict of laws provisions.

(b)The terms and conditions provided in this Sub-Plan are severable and if (despite the provisions of Section 4(a) of this Sub-Plan) any one or more provisions (or the effect of any such provision) are determined to be subject to any laws of the United Kingdom (or any constituent part thereof) and to be illegal or otherwise unenforceable under, such laws, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.